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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Luminent Mortgage Capital, Inc. on Form S-11, filed under Rule 462(b), which incorporates by reference Amendment No. 2 to Registration Statement No. 333-113493 of Luminent Mortgage Capital, Inc. on Form S-11, of our report dated February 27, 2004, appearing in the Prospectus, which is part of Registration Statement No. 333-113493. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

San Francisco, California
March 30, 2004